SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (Amendment No.   )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12


                               HSBC INVESTOR FUNDS
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)



                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          (1) Title of each class of securities to which transaction applies:
          (2) Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          (4) Proposed maximum aggregate value of transaction
          (5) Total fee paid

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:
          (2) Form, Schedule or Registration Statement No.:
          (3) Filing Party:
          (4) Date Filed:

                 HSBC INVESTOR CONSERVATIVE INCOME STRATEGY FUND

                               SOLICITATION SCRIPT


Hello, is Mr. / Ms. _________ available please?

Hi Mr. / Ms.________________________, my name is _______________________________
and I am calling on behalf of the HSBC Investor Funds on a recorded line about the upcoming special shareholder meeting for the HSBC Investor Conservative Income Strategy Fund and to ask for your vote on a proposal that affects the Fund that you own. Our records show we have not yet received your vote. Would you like to vote now over the phone?


If Received Materials:
Your Board Members are asking you to consider the proposal that affects your Fund. They have reviewed and approved these proposals and they recommend that you vote in favor of the proposal. For your convenience, would you like to vote now over the phone?

IF YES:
The process will only take a few moments.

         Again, my name is __________________, a proxy voting specialist on behalf of HSBC Investor Funds for the HSBC Investor Conservative Income Strategy Fund.

         Today's date is __________________ and the time is __________ E.T.

         Would you please state your full name and full mailing address?

         Are you authorized to vote all shares?
         (IF  YES, PROCEED WITH VOTING PROCESS)

(IF NO, IDENTIFY WITH SHAREHOLDER WHICH ACCOUNTS S/HE IS AUTHORIZED TO VOTE AND PROCEED WITH VOTING PROCESS)

THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSAL AS SET FORTH IN THE MATERIAL YOU RECEIVED AND RECOMMENDS A FAVORABLE VOTE FOR THIS PROPOSAL. HOW DO YOU WISH TO VOTE EACH OF YOUR ACCOUNTS?

         (RECORD ALL VOTED AS SHAREHOLDER REQUESTS) For Favorable Vote: Mr. / Ms. __________________ I have recorded your vote as follows, for all of your HSBC Investor Funds (HSBC Investor Conservative Income Strategy
         Fund) accounts you are voting in favor of the proposal as set forth in the proxy materials you received.

         For Non-Favorable Vote:
         Mr. / Ms. ______________ I have recorded your vote as follows, for all of your HSBC Investor Funds (HSBC Investor Conservative Income Strategy
         Fund) accounts you are voting against the proposal as set forth in the proxy materials you received.

         For Abstentions:
         Mr. / Ms. ______________ I have recorded your vote as follows, for all of your HSBC Investor Funds (HSBC Investor Conservative Income Strategy
         Fund) accounts you are abstaining on the proposal as set forth in the proxy materials you received.

YOU WILL RECEIVE A WRITTEN CONFIRMATION OF YOUR VOTE. IF YOU WISH TO MAKE ANY CHANGES YOU MAY CONTACT US BY CALLING XXX-XXX-XXXX. THANK YOU VERY MUCH FOR YOUR PARTICIPATION AND HAVE A GREAT DAY/EVENING.

         If Unsure of voting:
         Would you like me to review the proposal with you? (Answer all the shareholders questions and ask them if they wish to vote over the phone. If they agree, return to authorized voting section)

         If Not Received:
         I can resend the materials to you. Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

         Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.

         If Shares were sold after the record date:
         I understand Mr. / Ms.__________, however you were a shareholder on the record date and therefore you are still entitled to vote your shares. Would you have any objections voting your shares now?

         If Not Interested:
         I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

                           ANSWERING MACHINE MESSAGE:


                         NEAR END OF SOLICITATION WINDOW

Hello, my name is ____________________ and I am a proxy voting specialist for the HSBC Investor Funds. The Special Meeting of Shareholders is to be held on September 24, 2007 and our records show that you have not yet taken the opportunity to vote your shares.

Your participation is very important. To vote over the telephone, call toll-free at 1-XXX-XXX-XXXX and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:00 AM - 9:30 PM and Saturday 10:00AM - 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.


                           INBOUND - CLOSED RECORDING


Thank you for calling the HSBC Investor Funds proxy service center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM - 9:00 PM and Saturday 10:00 AM - 6:00 PM Eastern Time. Thank you and have a nice day.


                         INBOUND - CALL IN QUEUE MESSAGE

Thank you for calling the HSBC Investor Funds proxy service center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

                             END OF CAMPAIGN MESSAGE

"Thank you for calling the HSBC Investor Funds proxy service center. The Shareholder meeting scheduled for September 24, 2007was held successfully and the proposal was passed successfully. As a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your account at HSBC Investor Funds, please contact your Financial Advisor or call HSBC Investor Funds at 1-XXX-XXX-XXXX. Thank you for investing with HSBC Investor Funds."

                            STANDARD INBOUND GREETING

Thank you for calling the HSBC Investor Funds proxy service center. My name is (first and last name) and this call is recorded. How may I assist you today?